UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 22, 2024, Forward Industries, Inc. (the “Company”) received notice (the “Equity Deficiency Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) that the Company’s stockholders equity as reported in the Company’s Form 10-Q for the period ended December 31, 2023 (the “Form 10-Q”), did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2,500,000 (“Nasdaq Stockholders’ Equity Rule”). As reported in the Company’s Form 10-Q, the stockholders’ equity of the Company was $2,312,852 as of December 31, 2023.

As previously disclosed on a Current Report on Form 8-K on February 5, 2024 (the “Current Report”), the Company received notice from Nasdaq that it had failed to regain compliance with Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for its common stock of at least $1.00 per share for 30 consecutive business days during the 180 day grace period to regain compliance with Nasdaq Listing Rule 5550(a)(2). Also as previously disclosed on the Current Report, unless the Company timely requested a hearing before an independent Nasdaq Hearings Panel (the “Panel”), the Company’s securities would be subject to delisting. On February 6, 2024, the Company timely requested a hearing and the hearing is scheduled for April 9, 2024.

The Equity Deficiency Notice informed the Company that the Panel will be considering the Company’s non-compliance with the Nasdaq Stockholders’ Equity Rule in rendering its decision regarding the Company’s continued listing with Nasdaq. Nasdaq also informed the Company that it is instructed to present its views with respect to its failure to meet the Nasdaq Stockholders’ Equity Rule pursuant to Nasdaq Listing Rule 5810(d) to the Panel at the hearing.

While the appeal process is pending, the Company’s common stock will continue to trade on the Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision. There are no assurances that a favorable decision will be obtained from the Panel or that we will regain compliance with the requirements to remain listed on Nasdaq.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: February 27, 2024	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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